                                                                    EXHIBIT 99.1

                           CFW Communications Company

                             LETTER OF TRANSMITTAL


            Offer To Exchange Its 13% Senior Exchange Notes due 2010 Which Have Been Registered Under The Securities Act of 1933 For Any And All Of Its Outstanding 13% Senior Notes due 2010
               Pursuant To The Prospectus Dated October __, 2000

--------------------------------------------------------------------------------

              THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE
             AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER __, 2000,
                                UNLESS EXTENDED.

--------------------------------------------------------------------------------

                 The exchange agent for the exchange offer is:

                              THE BANK OF NEW YORK

          By Facsimile:                            By Mail or Hand (9:00 a.m. to 5:00 p.m., local time):

          (212) 815-6339                                        The Bank of New York
       Attention: _________                                  101 Barclay Street, Floor 7E
Reorganization Section--Corporate Trust                        New York, New York 10286
Confirm by Telephone to: (212) 815-6331                        Attention: ___________
                                                         Reorganization Section--Corporate Trust

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of outstanding notes (as defined below) if either (i) outstanding notes are to be forwarded herewith, or (ii) tenders of outstanding notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "exchange agent") at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer - - Procedures for Tendering" in the prospectus. An "agents message" (as defined below) may also be used in lieu of physically completing, executing and delivering to the exchange agent this Letter of Transmittal, if delivery of the outstanding notes is to be made through the DTC's automated tender offer program. The "agent's message" means a message, transmitted by the DTC and received by the exchange agent and forming part of the confirmation of book-entry ("book-entry confirmation"), which states that the DTC has received an express acknowledgment from a participant tendering outstanding notes which are the subject of such book-entry confirmation and that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the agreement may be enforced against such participant. For additional information regarding DTC's automated tender offer program, please refer to "The Exchange Offer -- Procedures for Tendering -- Tendering Through DTC's Automated Tender Offer Program" section of the prospectus.

     Holders of outstanding notes whose certificates for such outstanding notes are not immediately available or who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent on or prior to the expiration date or who cannot complete the procedures for book-entry transfer on a timely basis, may tender their outstanding notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the prospectus.

Delivery of documents to DTC does not constitute delivery to the exchange agent.


NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

     List below the outstanding notes of which you are a holder. If the space provided below is inadequate, list the certificate numbers and principal amount on a separate signed schedule and attach that schedule to this Letter of Transmittal. See Instruction 3.

ALL TENDERING HOLDERS COMPLETE THIS BOX:
==============================================================================================================
                                   Description of Outstanding Notes Tendered
--------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered )
Holder(s)                                         Outstanding Notes Tendered
               (Fill in, if blank)
--------------------------------------------------------------------------------------------------------------
                                                      Certificate       Principal Amount
                                                      Number(s)*            (Attach          Principal Amount
                                                  (Attach additional   additional list if   Tendered (if less
                                                        list if            necessary)          than all)**
                                                      necessary)
                                                --------------------------------------------------------------
                                                                       $                    $
                                                 ------------------    ------------------   ------------------
                                                 ------------------    ------------------   ------------------
                                                 ------------------    ------------------   ------------------
                                                 ------------------    ------------------   ------------------

Total Amount Tendered:                                                 $                    $
                                                 ------------------    ------------------   ------------------
--------------------------------------------------------------------------------------------------------------

     Check here if any additional lists are attached.

* Need not be completed by book-entry holders. Such holders should check the appropriate box below and provide the requested information.

** Need not be completed if tendering for exchange all outstanding notes held. Outstanding notes may be tendered in whole or in part only in integral multiples of $1,000. All outstanding notes held shall be deemed tendered unless a lesser number is specified in this column. See Instruction 4.

(Boxes Below To Be Checked By Eligible Institutions Only. See Instruction 1.)

[_] Check here if tendered outstanding notes are enclosed herewith.

[_] Check here if tendered outstanding notes are being delivered by book-entry transfer made to the account maintained by the exchange agent at DTC and complete the following:

Name of Tendering Institution:_______________________________________________

DTC Account Number:__________________________________________________________

Transaction Code Number:_____________________________________________________

By crediting notes to the exchange agent's account at the book-entry transfer facility in accordance with the book-entry transfer facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the exchange offer, including transmitting an agent's message to the exchange agent in which the holder of notes acknowledges and agrees to be bound by the terms of this letter, the participant in ATOP confirms on behalf of itself and the beneficial owners of such notes all provisions of this letter applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this letter to the exchange agent.

[_] Check here and enclose a photocopy of the Notice of Guaranteed Delivery if tendered outstanding notes are being delivered pursuant to a Notice of Guaranteed Delivery previously sent to the exchange agent and complete the following:

Name(s) of Registered Holder(s):______________________________________________

Window Ticket Number (if any):________________________________________________

Date of Notice of Guaranteed Delivery:________________________________________

Institution Which Guaranteed Delivery:________________________________________

If Guaranteed Delivery is to be made by book-entry transfer:

Name of Tendering Institution:________________________________________________

DTC Account Number:___________________________________________________________

Transaction Code Number:______________________________________________________

[_] Check here if you are a broker-dealer who acquired outstanding notes for your own account as a result of market-making activities or other trading activities (a "Participating Broker-Dealer") and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

Name:_________________________________________________________________________

Address:______________________________________________________________________

     _________________________________________________________________________

Telephone Number and Contact Person:__________________________________________

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to CFW Communications Company, a Virginia corporation ("CFW" or the "Company"), the above described principal amount of CFW's 13% Senior Notes due 2010 (the "outstanding notes") in exchange for a like principal amount of CFW's 13% Senior Exchange Notes due 2010 (the "exchange notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set forth in the prospectus dated October __, 2000 (as the same may be amended or supplemented from time to time, the "prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the prospectus, constitute the "exchange offer").

     Subject to and effective upon the acceptance for exchange of the outstanding notes tendered herewith, the undersigned hereby sells, assigns and transfers to or upon the order of CFW all right, title and interest in and to such outstanding notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the exchange agent as its agent and attorney-in-fact (with full knowledge that the exchange agent is also acting as agent of CFW in connection with the exchange offer and as trustee under the indenture for the outstanding notes and the exchange notes) with respect to the tendered outstanding notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the prospectus, to: (i) deliver such outstanding notes to CFW together with all accompanying evidences of transfer and authenticity to, or upon the order of, CFW upon receipt by the exchange agent, as the undersigned's agent, of the exchange notes to be issued in exchange for such outstanding notes; (ii) present certificates for such outstanding notes for transfer, and to transfer such outstanding notes on the account books maintained by DTC; and (iii) receive for the account of CFW all benefits and otherwise exercise all rights of beneficial ownership of such outstanding notes, all in accordance with the terms and conditions of the exchange offer.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the outstanding notes tendered hereby and that, when the same are accepted for exchange, CFW will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the outstanding notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by CFW or the exchange agent to be necessary or desirable to complete the exchange, sale, assignment and transfer of the outstanding notes tendered hereby. The undersigned has read and agrees to all of the terms of the exchange offer.

     The name(s) and address(es) of the registered holder(s) of the outstanding notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such outstanding notes. The certificate number(s) and the outstanding notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     The undersigned will, upon request, execute and deliver any additional documents deemed by CFW to be necessary or desirable to complete the sale, assignment and transfer of the notes tendered hereby.

     If any tendered outstanding notes are not exchanged pursuant to the exchange offer for any reason, or if certificates are submitted for more outstanding notes than are tendered or accepted for exchange, certificates for such nonexchanged or nontendered outstanding notes will be returned (or, in the case of outstanding notes tendered by book-entry transfer, such outstanding notes will be credited to an account maintained at DTC), without expense to the tendering holder promptly following the expiration or termination of the exchange offer.

     The undersigned understands that tenders of outstanding notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures for Tendering" in the prospectus and in the instructions herein will, upon CFW's acceptance for exchange of such tendered outstanding notes, constitute a binding agreement between the undersigned and CFW upon the terms and subject to the conditions of the exchange offer. The undersigned recognizes that, under certain circumstances set forth in the prospectus, CFW may not be required to accept for exchange any of the outstanding notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the exchange notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of outstanding notes, that such exchange notes be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing outstanding notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of outstanding notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions," please deliver exchange notes to the undersigned at the address shown below the undersigned's signature.

     By tendering outstanding notes and executing this Letter of Transmittal, the undersigned hereby represents and agrees that:

     (i) The undersigned is not an "affiliate" of CFW (within the meaning of Rule 405 under the Securities Act), or if the undersigned is an affiliate, the undersigned will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable;

     (ii) Any exchange notes to be received by the undersigned are being acquired in the ordinary course of its business; and

     (iii) The undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of exchange notes to be received in the exchange offer.

     If the undersigned is not a broker-dealer, by tendering outstanding notes and executing this Letter of Transmittal, the undersigned represents and agrees that it is not engaged in, and does not intend to engage in, a distribution of exchange notes. If the undersigned is a broker-dealer that will receive exchange notes for its own account in exchange for outstanding notes pursuant to the exchange offer, by tendering outstanding notes and executing this Letter of Transmittal, the undersigned represents and agrees that such outstanding notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes (provided that, by so acknowledging and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act). CFW has agreed that starting on the expiration date and ending on the close of business on the first anniversary of the expiration date, it will make the prospectus available to any participating broker-dealer in connection with any such resale.

     All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the prospectus and in the instructions contained in this Letter of Transmittal, this tender is irrevocable.

PLEASE SIGN HERE                          PLEASE SIGN HERE

___________________________________       _____________________________________
Authorized Signature                      Authorized Signature

Name:______________________________       Name:________________________________

Title:_____________________________       Title:_______________________________

Address:___________________________       Address:_____________________________

___________________________________       _____________________________________

Telephone Number:__________________       Telephone Number:____________________

Dated:_____________________________       Dated:_______________________________

___________________________________       _____________________________________
Taxpayer Identification or                Taxpayer Identification or
Social Security Number                    Social Security Number


     (NOTE: Signature(s) must be guaranteed if required by Instructions 2 and 5. This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on certificate(s) for the outstanding notes hereby tendered or on a security position listing, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith, including such opinions of counsel, certifications and other information as may be required by CFW or the trustee for the outstanding notes to comply with the restrictions on transfer applicable to the outstanding notes. If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instructions 2 and 5. Please complete substitute Form W-9 below.)

                           Guarantee of Signature(s)
                    (If required--see Instructions 2 and 5)


Signature(s) Guaranteed by
an Eligible Institution:_______________________     Date:______________________
                         Authorized Signature

Name of Eligible Institution
Guaranteeing Signature:________________________________________________________


                                            Address: __________________________
                                                     __________________________
Capacity (full title):_________________________      __________________________
Telphone Number:_______________________________

SPECIAL ISSUANCE INSTRUCTIONS (See          SPECIAL DELIVERY INSTRUCTIONS (See
Instructions 2, 5 and 6)                    Instructions 2, 5 and 6)

To be completed ONLY if the exchange        To be completed ONLY if exchange
notes or any outstanding notes that         notes or any outstanding notes that
are not tendered are to be issued in        are not tendered are to be sent to
the name of someone other than the          someone other than the registered
registered holder(s) of the outstanding     holder(s)of the outstanding notes
notes whose name(s) appear(s) above.        whose name(s) appear(s)above, or to
                                            such registered holder(s) at an
                                            address other than that shown above.

Issue:                                      Mail:

 Outstanding notes not tendered, to:         Outstanding notes not tendered, to:


 Exchange notes, to:                         Exchange notes, to:

Name(s) ____________________________        Name(s) ___________________________

Address ____________________________        Address ___________________________

        ____________________________                ___________________________

Telephone Number ___________________        Telephone Number __________________

____________________________________        ___________________________________
    (Tax Identification or                           (Tax Identification or
   Social Security Number)                          Social Security Number)

                                  INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering" in the prospectus. Certificates, or timely confirmation of a book-entry transfer of such outstanding notes into the exchange agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal (or if applicable, an "agents message" (as defined above)), must be received by the exchange agent at its address set forth herein on or prior to the expiration date. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of outstanding notes into the exchange agent's account at DTC. Outstanding notes may be tendered in whole or in part only in integral multiples of $1,000.

     Holders who wish to tender their outstanding notes and: (i) whose certificates for such outstanding notes are not immediately available; (ii) who cannot deliver their certificates, this Letter of Transmittal and all other required documents to the exchange agent prior to the expiration date; or (iii) who cannot complete the procedures for delivery by book-entry transfer on a timely basis, may tender their outstanding notes by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures for Tendering" in the prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined below); (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form accompanying this Letter of Transmittal, must be received by the exchange agent prior to the expiration date; and (iii) the certificates (or a book-entry confirmation) representing all tendered outstanding notes, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the exchange agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer -- Procedures for Tendering" in the prospectus.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the exchange agent and must include a guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery. For outstanding notes to be properly tendered pursuant to the guaranteed delivery procedure, the exchange agent must receive a Notice of Guaranteed Delivery prior to the expiration date. As used herein and in the prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as "an eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association.

     The method of delivery of outstanding notes, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering holder, and delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery and proper insurance should be obtained. No Letter of Transmittal or outstanding notes should be sent to CFW. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect these transactions for such holders.

     CFW will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if: (i) this Letter of Transmittal is signed by the registered holder (which shall include any participant in DTC whose name appears on a security position listing as the owner of the outstanding notes) of outstanding notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or (ii) such outstanding notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature(s) on this Letter of Transmittal. See Instruction 5.

     3. Inadequate Space. If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of outstanding notes and any other required information should be listed on a separate signed schedule and attached
                                                    ------
to this Letter of Transmittal.

     4. Partial Tenders and Withdrawal Rights. Tenders of outstanding notes will be accepted only in integral multiples of $1,000. If less than all the outstanding notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of outstanding notes which are to be tendered in the box entitled "Principal Amount Tendered (if less than all)." In such case, new certificate(s) for the remainder of the outstanding notes that were evidenced by the outstanding certificate(s) will be sent to the tendering holder, unless the appropriate boxes on this Letter of Transmittal are completed, promptly after the expiration date. All outstanding notes represented by certificates delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of outstanding notes may be withdrawn at any time prior to the expiration date. In order for a withdrawal to be effective, a written, telegraphic or facsimile transmission of such notice of withdrawal must be timely received by the exchange agent at its address set forth above prior to the expiration date. Any such notice of withdrawal must specify the name of the person who tendered the outstanding notes to be withdrawn, the aggregate principal amount of outstanding notes to be withdrawn, and (if certificates for such outstanding notes have been tendered) the name of the registered holder of the outstanding notes as set forth on the certificate(s), if different from that of the person who tendered such outstanding notes. If certificates for outstanding notes have been delivered or otherwise identified to the exchange agent, the notice of withdrawal must specify the serial numbers on the particular certificates for the outstanding notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of outstanding notes tendered for the account of an Eligible Institution. If outstanding notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of outstanding notes and must otherwise comply with the procedures of DTC. Withdrawals of tenders of outstanding notes may not be rescinded. Outstanding notes properly withdrawn will not be deemed validly tendered for purposes of the exchange offer, but may be retendered at any subsequent time prior to the expiration date by following any of the procedures described in the prospectus under "The Exchange Offer--Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by CFW, in its sole discretion, which determination shall be final and binding on all parties. None of CFW, any affiliates of CFW, the exchange agent or any other person shall be under any duty to give any notification of any defects or irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any outstanding notes which have been tendered but which are withdrawn will be returned to the holder thereof promptly after withdrawal.

     5. Signatures on Letter of Transmittal, Assignments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the outstanding notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) or on a security position listing, without alteration, enlargement or any change whatsoever.

     If any of the outstanding notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered outstanding notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are names in which certificates are registered.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to CFW, in its sole discretion, of such persons' authority to so act.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the outstanding notes listed and transmitted hereby, the certificate(s) must be endorsed or accompanied by appropriate bond power(s), signed exactly as the name(s) of the registered owner appear(s) on the certificate(s), and also must be accompanied by such opinions of counsel, certifications and other information as CFW or the trustee for the outstanding notes may require in accordance with the restrictions on transfer applicable to the outstanding notes. Signature(s) on such certificate(s) or bond power(s) must be guaranteed by an Eligible Institution.

     6. Special Issuance and Delivery Instructions. If exchange notes or certificates for outstanding notes not exchanged are to be issued in the name of a person other than the signer of this Letter of Transmittal, or are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. In the case of issuance in a different name, the taxpayer identification number of the person named must also be indicated. Holders tendering outstanding notes by book-entry transfer may request that outstanding notes not exchanged be credited to such account maintained at DTC as such holder may designate. If no such instructions are given, outstanding notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC.

     7. Irregularities. CFW will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of outstanding notes, which determination shall be final and binding on all parties. CFW reserves the absolute right, in its sole and absolute discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance for exchange of which may, in the view of counsel to CFW, be unlawful. CFW also reserves the right, exercising reasonable discretion and subject to applicable law, to waive any of the conditions of the exchange offer set forth in the prospectus under "The Exchange Offer--Conditions to the Exchange Offer" or any defect or irregularity in any tender of outstanding notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. CFW's interpretation of the terms and conditions of the exchange offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of outstanding notes will be deemed to have been validly made until all defects or irregularities with respect to such tender have been cured or waived. None of CFW, any affiliates of CFW, the exchange agent, or any other person shall be under any duty to give any notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification.

     8.   Questions, Requests for Assistance and Additional Copies.
Questions and requests for assistance may be directed to the exchange agent at its address and telephone number set forth above. Additional copies of the prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the exchange agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. Backup Withholding; Substitute Form W-9. Under U.S. federal income tax law, a holder whose tendered outstanding notes are accepted for exchange is required to provide the exchange agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the exchange agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to outstanding notes exchanged pursuant to the exchange offer may be subject to 31% backup withholding.

     The box in Part III of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked, the holder or other payee must also complete the certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part III is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the exchange agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the exchange agent. The exchange agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the exchange agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the exchange agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the exchange agent the TIN (e.g., social security number or employer identification number) of the registered owner of the outstanding notes or of the last transferee appearing on the transfers attached to, or endorsed on, the outstanding notes. If the outstanding notes are registered in more than one name or are not in the name of the actual owner, consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the Instructions to Form W-9 (Request for Identification Number and Certification) for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     10. Mutilated, Lost, Destroyed or Stolen Certificates. If any certificate representing outstanding notes has been mutilated, lost, destroyed or stolen, the holder should promptly notify the exchange agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, destroyed or stolen certificates have been followed.

     11. Security Transfer Taxes. Holders who tender their outstanding notes for exchange will not be obligated to pay any transfer taxes in connection therewith, except that if exchange notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the outstanding notes tendered, or if a transfer tax is imposed for any reason other than the exchange of outstanding notes in connection with the exchange offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such transfer tax or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer tax will be billed directly to such tendering holder.

     12.   Waiver of Conditions.   CFW reserves the absolute right to waive
satisfaction of any or all conditions enumerated in the prospectus.

     13.   No Conditional Tenders.   No alternative, conditional, irregular or
contingent tenders will be accepted. All tendering holders of notes, by execution of this letter, shall waive any right to receive notice of the acceptance of their notes for exchange.


IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF), TOGETHER WITH CERTIFICATES REPRESENTING TENDERED OUTSTANDING NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         TO BE COMPLETED BY ALL TENDERING HOLDERS  (See Instruction 9)

                       PAYER'S NAME: THE BANK OF NEW YORK


________________________
 SUBSTITUTE                Part I--PLEASE PROVIDE YOUR   Social Security Number
 Form W-9                  TIN ON THE LINE AT RIGHT AND  OR Employer
                           CERTIFY BY SIGNING AND        Identification Number
                           DATING BELOW                  ______________________

 Department of the
 Treasury Internal         Part II--CERTIFICATION - Under penalties of perjury,
 Revenue Service           I certify that:
                           (1) The number shown on this form is my correct
                               taxpayer identification number (or I am waiting for a number to be issued to me);

 Payer's Request for       (2) I am not subject to backup withholding either
 Taxpayer Identification       because: (a) I am exempt from backup withholding;
 Number (TIN)                  (b) I have not been notified by the Internal
                               Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding; and

                           (3) Any other information provided on this form is true and correct.

_________________________
                           Certification Instructions--You must cross out item
                           (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

                           SIGNATURE __________________________________________
                           PRINTED NAME _______________________________________
                           DATE _______________________________________________

                           Part III--Awaiting TIN

--------------------------------------------------------------------------------
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

SIGNATURE:___________________________        DATE: ___________________________

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     Guidelines for Determining the Proper Identification Number to Give the Payer. ___ Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

-----------------------------------------------------------------       -----------------------------------------------------------
For this type of account:             Give the SOCIAL SECURITY           For this type of account:       Give the EMPLOYER
                                      number of:                                                         IDENTIFICATION number of:
-----------------------------------------------------------------       -----------------------------------------------------------
1.  An individual's account           The individual                     8.  Sole Proprietorship         The owner (4)
                                                                             account

2.  Two or more individuals (joint    The actual owner of the            9.  A valid trust, estate or    The legal entity (Do not
    account)                          account or if combined funds,          pension trust               furnish the identification
                                      any one of the individuals (1)                                     number of the personal
                                                                                                         representative or trustee
                                                                                                         unless the legal entity
                                                                                                         itself is not designated in
                                                                                                         the account title) (5)

3.  Husband and wife (joint account)  The actual owner of the            10.  Corporate account          The corporation
                                      account or, if joint funds,
                                      either person (1)
                                                                         11.  Religious, charitable,     The organization
                                                                              or educational
                                                                              organization account
4.  Custodian account of a minor      The minor (2)
    (Uniform Gift to Minors Act)
                                                                         12.  Partnership account        The partnership
5.  Adult and minor (joint account)   The adult or, if the minor is
                                      the only contributor, the
                                      minor (1)
                                                                         13.  Association, club, or      The organization
                                                                              other tax-exempt
                                                                              organization
6.  Account in the name of guardian   The ward, minor, or
    or committee for a designated     incompetent person (3)
    ward, minor, or incompetent
    person
                                                                         14.  A broker or registered     The broker or nominee
                                                                              nominee
7.  a.  The usual revocable savings   The grantor-trustee (1)
        trust account (grantor is
        also trustee)
                                                                         15.  Account with the           The public entity.
    b.  So-called trust account that  The actual owner (1)                    Department of
        is not a legal or valid trust                                         Agriculture in
        under state law                                                       the name of a public
                                                                              entity (such as State
                                                                              or local government,
                                                                              school district, or
                                                                              prison), that received
                                                                              agricultural program payments.
-----------------------------------------------------------------       -----------------------------------------------------------

(1)  List first and circle the name of the person whose number you furnish.
(2)  Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4)  Show the name of the owner.
(5)  List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                                   FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, for Form SS-4, Application for Employer Identification Number at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

 .  A corporation.

 .  A financial institution.

 .  An organization exempt from tax under section 501(a) of the Internal Revenue
   Code of 1986, as amended (the "Code"), or an individual retirement plan.

 .  The United States or any agency or instrumentality thereof.

 . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

 .  An international organization or any agency or instrumentality thereof.

 .  A registered dealer in securities or commodities registered in the United
   States or a possession of the United States.

 .  A real estate investment trust.

 .  A common trust fund operated by a bank under section 584(a) of the Code.

 .  An exempt charitable remainder trust, or a nonexempt trust described in section 4947(a) (1) of the Code.

 .  An entity registered at all times under the Investment  Company Act of 1940.

 .  A foreign central bank of issue.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

 . Payments to nonresident aliens subject to withholding under section 1441 of the Code.

 .  Payments to partnerships not engaged in a trade or business in the United
   States and which have at least one nonresident partner.

 . Payments of patronage dividends where the amount received is not paid in money.

 .  Payments made by certain foreign organizations.

 .  Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

 . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

 . Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

 .  Payments described in section 6049(b)(5) of the Code to non-resident aliens.

 .  Payments on tax-free covenant notes under section 1451 of the Code.

 .  Payments made by certain foreign organizations.

 .  Payments made to a nominee.

Exempt payees described above must still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9 WITH THE PAYER, REMEMBERING TO CERTIFY YOUR TAXPAYER IDENTIFICATION NUMBER ON THE FORM, WRITE "EXEMPT" ON THE FACE OF THE FORM AND SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041(A) (a), 6042, 6044, 6045, 6049, 6050A, and 6050N of the Code and their regulations.

Privacy Act Notice. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file a tax return. Payers must generally withhold 31% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.___ If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.___ If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.___ Falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.